Exhibit 99.2

First Quarter 2004 Financial Review Comerica Incorporated April 15, 2004

Safe Harbor Statement This presentation and the oral statements relating to this presentation (the "Presentation") that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "expect", "believe", "intend", "estimate", "project", "may" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management's beliefs and assumptions based on information known to Comerica's management as of the date of this Presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management, as of the date of this Presentation, with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results could differ materially from those discussed in this Presentation. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery, implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, changes in the accounting treatment of any particular item, the impact of regulatory examinations, changes in the businesses or industries in which Comerica has a concentration of loans, the anticipated performance of any new banking branches, the entry of new competitors in Comerica's markets, changes in the level of fee income, and changes in general economic conditions and related credit and market conditions. Forward-looking statements speak only as of the date they are made in this Presentation. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Agenda This presentation provides an overview of the first quarter 2004 financial performance for Comerica Incorporated. All information contained herein has been made public. Please refer to our press release and financial statements for additional detail. Highlights Income Statement Loan Growth Credit Quality Deposit Growth Capital Management Outlook Questions & Answers Appendix

Highlights Y - Y% 1Q04 4Q03 Q - Q% CHANGE 1Q03 CHANGE ---- ---- ------- ---- ------ Net Income $162 $158 3% $176 -8% Diluted EPS $0.92 $0.89 3% $1.00 -8% Return on Equity 12.71% 12.33% 14.13% Net Interest Income $445 $457 -3% $511 -13% Net Interest Margin 3.83% 3.83% 4.30% Provision for Loan Losses $65 $77 -16% $106 -39% Non-interest Income $220 $220 0% $220 0% Non-interest Expense $369 $379 -3% $367 1% $ in millions

Net Interest Income & Margin Net Interest Income down $12 MM (3%) from 4Q03 to $445 MM Net Interest Margin of 3.83% is unchanged from 4Q03 primarily due to: short-term liquidity held at 4Q03 levels margin contribution from swaps sustained at 4Q03 levels 1Q03 2Q03 3Q03 4Q03 1Q04 0.043 0.0398 0.037 0.0383 0.0383

Non-Interest Income Q-Q % CHANGE Y-Y % CHANGE ------- ------- 1Q04 4Q03 1Q03 Service Charges on Deposit Accounts $62 $59 5% $61 3% Fiduciary Income 44 44 1% 41 6% Commercial Lending Fees 14 17 -20% 15 -13% Letter of Credit Fees 15 16 -7% 16 -4% Foreign Exchange Income 9 6 40% 10 -13% Brokerage Fees 10 10 3% 8 27% Investment Advisory Rev, Net 9 8 6% 7 34% Bank-owned Life Insurance 9 9 -1% 9 0% Equity in Earnings of Unconsolidated Subsidiaries 3 1 N/M 2 N/M Warrant Income 1 3 N/M 0 N/M Net Securities Gains / (Losses) 5 4 31% 13 -60% Other Non-interest Income 39 43 -9% 38 3% $220 $220 0% $220 0% Non-Interest Income N/M = Not Meaningful % change based on full dollar amounts

Non-Interest Expenses Q-Q % CHANGE Y-Y % CHANGE ------- ------- 1Q04 4Q03 1Q03 Salaries & Employee Benefits $226 $227 -1% $222 2% 30 32 -5% 32 -5% NET OCCUPANCY EXPENSE Equipment Expense 15 15 4% 16 -3% Outside Processing Fees 17 18 -8% 17 -4% Software Expense 11 9 8% 9 17% Customer Services 2 7 -68% 7 -67% Other Non-Interest Expenses 68 71 -5% 64 6% $369 $379 -3% $367 1% Non-Interest Expenses % change based on full dollar amounts

Geographic Loan Growth 1Q04 4Q03 Q-Q % CHANGE 1Q03 Y-Y % CHANGE ---- ---- ------- ---- ------- Midwest, Int'l & Other $23.1 $23.9 -3% $25.2 -9% Western Region 11.6 11.5 1% 12.5 -8% Texas 4.5 4.4 1% 4.6 -2% Florida 1.2 1.1 10% 1.2 7% $40.4 $40.9 -1% $43.5 -7% TOTAL Avg loans in $billions; % change based on full dollar amounts. Geography based on location of loan office. Western Region includes: CA, AZ, NV, CO, WA

Line of Business Loan Growth % CHG % CHG 1Q04 4Q03 1Q03 ---- ---- ---- Middle Market $13.6 $13.9 -2% $14.0 -2% Commercial Real Estate 5.6 5.7 -2% 6.3 -11% Global Corporate Banking 4.9 5.2 -6% 6.6 -26% National Dealer Services 4.1 3.7 11% 3.8 7% Specialty Businesses* 3.4 3.8 -10% 4.3 -21% $31.6 $32.3 -2% $35.0 -10% SUBTOTAL - BUSINESS BANK 3.4 3.3 1% 3.3 1% Small Business 2.4 2.4 1% 2.3 5% Personal Financial Services $5.8 $5.7 1% $5.6 5% SUBTOTAL - SMALL BUSINESS & PERSONAL FINANCIAL SERVICES 3.0 2.9 2% 2.9 3% Private Banking $3.0 $2.9 2% $2.9 3% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT TOTAL $40.4 $40.9 -1% $43.5 -7% Average loans outstanding in $billions; % change based on full dollar value. *Specialty Businesses includes: Entertainment, Energy, FSG, Leasing & TLS

First Quarter Credit Quality Non-Accrual Loans Line of Business: Middle Market 52% Global Corporate 21% Small Business 11% Industry: Automotive 24% Services 13% Retail Trade 9% Midwest Western Division Texas 0.6519 0.31 0.0382 Midwest, Int'l & Other 65% Western Region 31% Texas 4% Geography based on location of loan office. Western Region includes: CA, AZ, NV, CO

Three Months Ended Dollar amounts in millions. Net change for balances <$2 MM, other than business loan charge-offs and loans sold, included in Payments / Other. Credit Quality Non-Accrual Loans 03/31/04 12/31/03 09/30/03 06/30/03 03/31/03 -------- -------- -------- -------- -------- BALANCE AT BEGINNING OF PERIOD $507 $598 $559 $624 $565 Transfers to nonaccrual 92 114 211 148 187 Nonaccrual business loan gross charge-offs (81) (94) (92) (115) (98) Transfers to accrual status -- -- -- (6) (9) Nonaccrual business loans sold (14) (48) (37) (56) (3) Payments / Other (15) (63) (43) (36) (18) BALANCE AT END OF PERIOD $489 $507 $598 $559 $624

Line of Business: Middle Market 70% Leasing 12% Global Corporate 11% Industry: Technology-related 18% Wholesale Trade 16% Manufacturing 15% Michigan & Nat'l Businesses Western Division Texas 40743 26607 2784 Texas 4% Western Region 38% Midwest, Int'l & Other 58% Geography based on location of loan office. Western Region includes: CA, AZ, NV,CO,WA First Quarter Credit Quality Net Charge Offs

1Q 2003 2Q 2003 3Q 2003 4Q 2003 1Q 2004 East 0.0188 0.0189 0.0197 0.0199 0.0199 Credit Quality - Reserves $801 $802 $802 $803 Allowance ($millions) 1.99% $798 1.99%

Line of Business Deposit Growth % CHG % CHG 1Q04 4Q03 1Q03 ---- ---- ---- Middle Market $4.4 $4.6 -2% $4.1 10% Commercial Real Estate 1.0 1.1 -9% 1.0 -7% Global Corporate Banking 1.9 1.8 4% 1.5 23% National Dealer Services 0.2 0.1 7% 0.1 11% Specialty Businesses1 10.0 10.0 0% 11.1 -10% $17.5 $17.6 -1% $17.8 -3% SUBTOTAL - BUSINESS BANK 4.9 5.1 -3% 4.6 8% Small Business 13.1 13.2 -1% 13.1 0% Personal Financial Services $18.0 $18.3 -1% $17.7 2% SUBTOTAL - SMALL BUSINESS & PERSONAL FINANCIAL SERVICES 2.4 2.4 0% 1.9 29% Private Banking $2.4 $2.4 0% $1.9 29% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT Finance/Other2 1.7 2.0 -15% 3.4 -49% TOTAL $39.6 $40.3 -2% $40.8 -3% Average deposits in $billions; % change based on full dollar value. 1Specialty Businesses includes: Entertainment, Energy, FSG, Leasing & TLS 2Finance/Other includes Institutional CD's: 1Q04 - $1.1B; 4Q03 - $1.5B; 1Q03 - $2.7B

Capital Management Estimated capital ratios: Tier 1 common 7.98% Tier 1 8.65% Total risk-based 12.60% Common shareholder's equity: $5.1 billion Approximately 2.4 million shares ($133 million) repurchased in the first quarter 2004. Remaining authorization: 12.4 million shares

Full-year 2004 Trends Average loans slightly lower, with low-single digit end of period loan growth Low-single digit non-interest income growth, excluding securities gains Average net interest margin relatively unchanged from first quarter 2004 Flat to $20 million reduction in non-interest expenses Average net charge-offs of approximately 60 basis points

Questions & Answers Ralph Babb, Chairman, President & CEO Beth Acton, EVP & Chief Financial Officer Dale Greene, EVP & Chief Credit Officer & Helen Arsenault, Director of Investor Relations

Appendix

1Q 2004 Average Loans Midwest, Int'l & ---------- Other Western TEXAS Florida TOTAL ----- ------- ----- ------- ----- Middle Market $8.4 $4.0 $1.1 $0.2 $13.6 Commercial Real Estate 2.7 1.7 1.0 0.3 5.6 Global Corporate Banking 4.3 0.4 0.2 0.0 4.9 National Dealer Services 0.7 2.6 0.2 0.5 4.1 Specialty Businesses* 1.4 1.3 0.7 0.0 3.4 $17.5 $10.0 $3.2 $1.0 $31.6 SUBTOTAL - BUSINESS BANK 1.7 0.9 0.8 0.0 3.4 Small Business 2.3 0.0 0.1 0.0 2.4 Personal Financial Services $4.0 $0.9 $0.9 $0.0 $5.8 SUBTOTAL - SMALL BUSINESS & PERSONAL FINANCIAL SERVICES 1.6 0.7 0.4 0.2 3.0 Private Banking $1.6 $0.7 $0.4 $0.2 $3.0 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT TOTAL $23.1 $11.6 $4.5 $1.2 $40.4 $ in billions *Specialty Businesses includes: Entertainment, Energy, FSG, Leasing & TLS

1Q 2004 Average Deposits Midwest, Int'l & ---------- Other Western TEXAS Florida TOTAL ------ ------- ----- ------- ----- Middle Market $1.0 $3.2 $0.2 $0.0 $4.4 Commercial Real Estate 0.6 0.2 0.1 0.1 1.0 Global Corporate Banking 1.8 0.1 0.1 0.0 1.9 National Dealer Services 0.1 0.1 0.0 0.0 0.2 Specialty Businesses1 0.8 8.6 0.5 0.0 10.0 $4.3 $12.2 $0.9 $0.1 $17.5 SUBTOTAL - BUSINESS BANK 3.3 0.7 0.9 0.0 4.9 Small Business 10.8 0.6 1.6 0.1 13.1 Personal Financial Services $14.1 $1.3 $2.5 $0.1 $18.0 SUBTOTAL - SMALL BUSINESS & PERSONAL FINANCIAL SERVICES 0.7 1.4 0.3 0.0 2.4 Private Banking $0.7 $1.4 $0.3 $0.0 $2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT Finance/Other2 1.7 0.0 0.0 0.0 1.7 TOTAL $20.8 $14.9 $3.7 $0.2 $39.6 $ in billions 1Specialty Businesses includes: Entertainment, Energy, FSG, Leasing & TLS 2 Finance/Other includes $1.1 billion in Institutional CD's